[SAGA COMMUNICATIONS, INC. LOGO]


                            Saga Communications, Inc.
                        Reports 1st Quarter 2004 Results


                                                                   CONTACT:
                                                             Samuel D. Bush
                                                               313/886-7070

Grosse Pointe Farms, MI -- May 4, 2004 -- Saga Communications, Inc. (NYSE-SGA) today reported net income of $2.5 million ($.12 per fully diluted share) for the quarter ended March 31, 2004 compared to $1.6 million ($.08 per fully diluted share) for 2003. For the quarter ended March 31, 2004, net operating revenue increased 11.6% over the comparable period in 2003 to approximately $29.2 million. Operating income increased 23.0% to approximately $5.3 million. Station operating income (net operating revenue less station operating expense) increased 18.1% to approximately $8.7 million for the quarter. On a same station basis for the quarter, net operating revenue increased 8.0% to approximately $28.2 million, operating income increased 21.0% to $5.2 million and station operating income (net operating revenue less station operating expense) increased 16.1% to approximately $8.5 million.

Capital expenditures in the first quarter of 2004 were approximately $2.3 million with approximately $.9 million being spent as a result of acquisitions. For the year ending 2004 total capital expenditures are expected to approximate $8.5 to $9.0 million with approximately $4.0 -- $4.5 million being spent as a result of acquisitions.

The attached Selected Supplemental Financial Data table discloses "as reported," "same station" and "pro forma" information by segment. The "as reported" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "pro forma" amounts assume the 2004 and 2003 acquisitions and dispositions occurred as of January 1, 2003.

Saga expects net revenue to be between $35.0 and $35.5 million and station operating expenses to be between $22.4 and $22.7 million on a pro forma basis for the second quarter of 2004. The guidance being provided is based on the economic and market conditions as of May 4, 2004. The Company can give no assurances as to whether these conditions will continue, or if they change, how such changes may affect the Company's current expectations. While Saga may from time to time issue updated guidance, it assumes no obligation to do so.

Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to access its financial performance. Such non-GAAP measures include station operating income, same station financial information, pro forma station operating income and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.

Additionally, the Company announced that it has entered into an agreement to acquire the assets of WXLS-FM, which will be its fourth radio station in the environs of Champaign, IL. The assets are to be purchased for approximately $3.25 million with the closing expected to occur, subject to the approval of the Federal Communications Commission, during the 3rd quarter 2004.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 24 markets, including 52 FM and 27 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 3 low power television stations. Additionally, Saga has entered into agreements to acquire an AM and FM serving the Asheville, NC radio market. For additional information contact us at 313/886-7070 or visit our website at www.sagacommunications.com.

Saga's first quarter results conference call will be on Tuesday, May 4 at 10:00AM. The dial in number for domestic calls is 888/273-9885. For international callers the number is 612/332-0820. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 728081. Thereafter, a transcript of the call will be available on our website.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes", "expects", "anticipates", "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED CONSOLIDATED FINANCIAL DATA
                           FOR THE THREE MONTH PERIODS
                          ENDED MARCH 31, 2004 AND 2003
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (Unaudited)


                                                                 THREE MONTHS ENDED
                                                                      MARCH 31,
                                                             ----------------------------
                                                                2004               2003
                                                             ---------          ---------
OPERATING RESULTS
Net operating revenue                                        $  29,173          $  26,141
Station operating expense (excluding depreciation,
 amortization, corporate general and administrative)            20,518             18,813
                                                             ---------          ---------
Station operating income (*)                                     8,655              7,328
Corporate general and administrative                             1,683              1,245
Depreciation                                                     1,674              1,719
Amortization                                                        42                 90
                                                             ---------          ---------
Operating income                                                 5,256              4,274
Interest expense                                                 1,095              1,535
Other (income) expense                                               8                 (8)
                                                             ---------          ---------
Income before income tax                                         4,153              2,747
Income tax expense                                               1,622              1,098
                                                             ---------          ---------
Net income                                                   $   2,531          $   1,649
                                                             =========          =========
Earnings per share - basic and diluted                       $     .12          $     .08
                                                             =========          =========
Weighted average common shares                                  20,809             20,805
Weighted average common and common equivalent shares            21,281             21,264

FREE CASH FLOW
Net income                                                   $   2,531          $   1,649
Plus:  Depreciation and amortization                             1,716              1,809
       Deferred tax provision                                      665                439
Less:  Capital expenditures                                     (2,322)            (2,521)
                                                             ---------          ---------
Free cash flow                                               $   2,590          $   1,376
                                                             =========          =========

BALANCE SHEET DATA
Working capital                                              $  24,048          $   1,290
Net fixed assets                                                63,418             60,919
Net intangible and other assets                                164,094            144,910
Total assets                                                   265,835            238,467
Long term debt (including current portion of $18
    and $17,840, respectively)                                 121,178            114,123
Stockholders' equity                                           109,508             94,930


(*) Excluding depreciation, amortization, and corporate general and administrative

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2004 AND 2003
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                  AS-REPORTED               SAME STATION               PRO FORMA(1)
     CONSOLIDATED                             THREE MONTHS ENDED         THREE MONTHS ENDED         THREE MONTHS ENDED
                                                   MARCH 31,                  MARCH 31,                  MARCH 31,
                                               2004         2003          2004        2003          2004         2003
                                             --------     --------      --------    --------      --------     --------
Net operating revenue                        $ 29,173     $ 26,141      $ 28,233    $ 26,132      $ 29,513     $ 27,382
Station operating expense                      20,518       18,813        19,735      18,810        20,702       20,063
                                             --------     --------      --------    --------      --------     --------
Station operating income (2)                    8,655        7,328         8,498       7,322         8,811        7,319
Corporate general and administrative            1,683        1,245         1,683       1,245         1,683        1,245
Depreciation                                    1,674        1,719         1,609       1,719         1,680        1,756
Amortization                                       42           90            42          90            42          107
                                             --------     --------      --------    --------      --------     --------
Operating income                                5,256        4,274      $  5,164    $  4,268         5,406        4,211
Interest expense                                1,095        1,535                                   1,095        1,607
Other (income) expense, net                         8           (8)                                      8           (8)
Income tax expense                              1,622        1,098                                   1,686        1,040
                                             --------     --------                                --------     --------
Net income                                   $  2,531     $  1,649                                $  2,617     $  1,572
                                             ========     ========                                ========     ========
Earnings per share:
  Basic                                      $   0.12     $   0.08                                $   0.13     $   0.08
                                             ========     ========                                ========     ========
  Diluted                                    $   0.12     $   0.08                                $   0.12     $   0.07
                                             ========     ========                                ========     ========


                                                  AS-REPORTED               SAME STATION               PRO FORMA(1)
     RADIO SEGMENT                             THREE MONTHS ENDED         THREE MONTHS ENDED         THREE MONTHS ENDED
                                                   MARCH 31,                  MARCH 31,                  MARCH 31,
                                               2004         2003          2004        2003          2004         2003
                                             --------     --------      --------    --------      --------     --------
Net operating revenue                        $ 26,019     $ 23,525      $ 25,257    $ 23,516      $ 26,359     $ 24,766
Station operating expense                      17,897       16,529        17,294      16,526        18,081       17,779
                                             --------     --------      --------    --------      --------     --------
Station operating income (2)                    8,122        6,996         7,963       6,990         8,278        6,987
Depreciation                                    1,214        1,281         1,149       1,281         1,220        1,318
Amortization                                       38           86            38          86            38          103
                                             --------     --------      --------    --------      --------     --------
Operating income                             $  6,870     $  5,629      $  6,776    $  5,623      $  7,020     $  5,566



                                                  AS-REPORTED               SAME STATION               PRO FORMA(1)
     TELEVISION SEGMENT                       THREE MONTHS ENDED         THREE MONTHS ENDED         THREE MONTHS ENDED
                                                   MARCH 31,                  MARCH 31,                  MARCH 31,
                                               2004         2003          2004        2003          2004         2003
                                             --------     --------      --------    --------      --------     --------
     Net operating revenue                   $  3,154     $  2,616      $  2,976    $  2,616      $  3,154     $  2,616
     Station operating expense                  2,621        2,284         2,441       2,284         2,621        2,284
                                             --------     --------      --------    --------      --------     --------
     Station operating income (2)                 533          332           535         332           533          332
     Depreciation                                 411          388           411         388           411          388
     Amortization                                   4            4             4           4             4            4
                                             --------     --------      --------    --------      --------     --------
     Operating income (loss)                 $    118     $    (60)     $    120    $    (60)     $    118     $    (60)


(1) Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.
(2) Excludes depreciation, amortization, corporate general and administrative.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2004 AND 2003
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                                              PRO FORMA (1)     PRO FORMA (1)    PRO FORMA (1)
                                                   PRO FORMA (1)              THREE MONTHS      THREE MONTHS     THREE MONTHS
     CONSOLIDATED                               THREE MONTHS ENDED               ENDED              ENDED            ENDED
                                                     MARCH 31,                  JUNE 30,        SEPTEMBER 30,     DECEMBER 31,
                                               2004             2003              2003              2003             2003
                                             --------         --------        -------------     -------------    -------------
Net operating revenue                        $ 29,513         $ 27,382        $      33,539     $      31,697    $      33,643
Station operating expense                      20,702           20,063               21,643            20,047           21,909
                                             --------         --------        -------------     -------------    -------------
Station operating income (2)                    8,811            7,319               11,896            11,650           11,734
Corporate general and administrative            1,683            1,245                1,896             1,794            1,515
Depreciation                                    1,680            1,756                1,712             1,598            1,600
Amortization                                       42              107                  135               140              128
                                             --------         --------        -------------     -------------    -------------
Operating income                                5,406            4,211                8,153             8,118            8,491
Interest expense                                1,095            1,607                1,229             1,154            1,006
Other (income) expense, net                         8               (8)                (357)            1,215              281
Income tax expense                              1,686            1,040                2,780             2,324            2,708
                                             --------         --------        -------------     -------------    -------------
Net income                                   $  2,617         $  1,572        $       4,501     $       3,425    $       4,496
                                             ========         ========        =============     =============    =============
Earnings per share:
  Basic                                      $   0.13         $   0.08        $        0.22     $        0.16    $        0.22
                                             ========         ========        =============     =============    =============
  Diluted                                    $   0.12         $   0.07        $        0.21     $        0.16    $        0.21
                                             ========         ========        =============     =============    =============



                                                                              PRO FORMA (1)     PRO FORMA (1)    PRO FORMA (1)
                                                   PRO FORMA (1)              THREE MONTHS      THREE MONTHS     THREE MONTHS
     RADIO SEGMENT                               THREE MONTHS ENDED               ENDED              ENDED            ENDED
                                                     MARCH 31,                  JUNE 30,        SEPTEMBER 30,     DECEMBER 31,
                                               2004             2003              2003              2003             2003
                                             --------         --------        -------------     -------------    -------------
     Net operating revenue                   $ 26,359         $ 24,766        $      30,424     $      28,634    $      30,205
     Station operating expense                 18,081           17,779               19,223            17,726           19,339
                                             --------         --------        -------------     -------------    -------------
     Station operating income (2)               8,278            6,987               11,201            10,908           10,866
     Depreciation                               1,220            1,318                1,275             1,199            1,115
     Amortization                                  38              103                  132               136              125
                                             --------         --------        -------------     -------------    -------------
     Operating income                        $  7,020         $  5,566        $       9,794     $       9,573    $       9,626



                                                                              PRO FORMA (1)     PRO FORMA (1)    PRO FORMA (1)
                                                   PRO FORMA (1)              THREE MONTHS      THREE MONTHS     THREE MONTHS
     TELEVISION SEGMENT                         THREE MONTHS ENDED               ENDED              ENDED            ENDED
                                                     MARCH 31,                  JUNE 30,        SEPTEMBER 30,     DECEMBER 31,
                                               2004             2003              2003              2003             2003
                                             --------         --------        -------------     -------------    -------------
     Net operating revenue                   $  3,154         $  2,616        $       3,115     $       3,063    $       3,438
     Station operating expense                  2,621            2,284                2,420             2,321            2,570
                                             --------         --------        -------------     -------------    -------------
     Station operating income (2)                 533              332                  695               742              868
     Depreciation                                 411              388                  388               349              435
     Amortization                                   4                4                    3                 4                3
                                             --------         --------        -------------     -------------    -------------
     Operating income (loss)                 $    118         $    (60)       $         304     $         389    $         430




(1) Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.
(2) Excludes depreciation, amortization, corporate general and administrative.

                            SAGA COMMUNICATIONS, INC.
                  SELECTED FINANCIAL DATA NON-GAAP DISCLOSURES
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2004 AND 2003
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

RECONCILIATION OF STATION OPERATING INCOME TO GAAP OPERATING INCOME (LOSS)


                                                    AS-REPORTED               SAME STATION               PRO FORMA(1)
     CONSOLIDATED                               THREE MONTHS ENDED         THREE MONTHS ENDED         THREE MONTHS ENDED
                                                     MARCH 31,                  MARCH 31,                  MARCH 31,
                                                 2004         2003          2004        2003          2004         2003
                                               --------     --------      --------    --------      --------     --------
Operating income as reported                   $  5,256     $  4,274      $  5,164    $  4,268      $  5,406     $  4,211
   Corporate general and administrative           1,683        1,245         1,683       1,245         1,683        1,245
    Depreciation                                  1,674        1,719         1,609       1,719         1,680        1,756
    Amortization                                     42           90            42          90            42          107
                                               --------     --------      --------    --------      --------     --------
Station operating income                       $  8,655     $  7,328      $  8,498    $  7,322      $  8,811     $  7,319
                                               ========     ========      ========    ========      ========     ========



                                                    AS-REPORTED               SAME STATION               PRO FORMA(1)
     RADIO SEGMENT                               THREE MONTHS ENDED         THREE MONTHS ENDED         THREE MONTHS ENDED
                                                     MARCH 31,                  MARCH 31,                  MARCH 31,
                                                 2004         2003          2004        2003          2004         2003
                                               --------     --------      --------    --------      --------     --------
Operating income as reported                   $  6,870     $  5,629      $  6,776    $  5,623      $  7,020     $  5,566
    Corporate general and administrative             --           --            --          --            --           --
    Depreciation                                  1,214        1,281         1,149       1,281         1,220        1,318
    Amortization                                     38           86            38          86            38          103
                                               --------     --------      --------    --------      --------     --------
Station operating income                       $  8,122     $  6,996      $  7,963    $  6,990      $  8,278     $  6,987
                                               ========     ========      ========    ========      ========     ========




                                                    AS-REPORTED               SAME STATION               PRO FORMA(1)
     TELEVISION SEGMENT                         THREE MONTHS ENDED         THREE MONTHS ENDED         THREE MONTHS ENDED
                                                     MARCH 31,                  MARCH 31,                  MARCH 31,
                                                 2004         2003          2004        2003          2004         2003
                                               --------     --------      --------    --------      --------     --------
Operating income (loss) as reported            $    118     $    (60)     $    120    $    (60)     $    118     $    (60)
    Corporate general and administrative             --           --            --          --            --           --
    Depreciation                                    411          388           411         388           411          388
    Amortization                                      4            4             4           4             4            4
                                               --------     --------      --------    --------      --------     --------
Station operating income                       $    533     $    332      $    535    $    332      $    533     $    332
                                               ========     ========      ========    ========      ========     ========


(1) Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

                            SAGA COMMUNICATIONS, INC.
                  SELECTED FINANCIAL DATA NON-GAAP DISCLOSURES
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2004 AND 2003
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


RECONCILIATION OF PRO FORMA STATION OPERATING INCOME TO GAAP PRO FORMA OPERATING INCOME (LOSS)



                                                                              PRO FORMA (1)     PRO FORMA (1)    PRO FORMA (1)
                                                   PRO FORMA (1)              THREE MONTHS      THREE MONTHS     THREE MONTHS
     CONSOLIDATED                               THREE MONTHS ENDED                ENDED            ENDED            ENDED
                                                     MARCH 31,                  JUNE 30,        SEPTEMBER 30,     DECEMBER 31,
                                               2004             2003              2003              2003             2003
                                             --------         --------        -------------     -------------    -------------
Pro forma operating income as reported       $  5,406         $  4,211        $       8,153     $       8,118    $       8,491
    Corporate general and administrative        1,683            1,245                1,896             1,794            1,515
    Depreciation                                1,680            1,756                1,712             1,598            1,600
    Amortization                                   42              107                  135               140              128
                                             --------         --------        -------------     -------------    -------------
Pro forma station operating income           $  8,811         $  7,319        $      11,896     $      11,650    $      11,734
                                             ========         ========        =============     =============    =============


                                                                              PRO FORMA (1)     PRO FORMA (1)    PRO FORMA (1)
                                                   PRO FORMA (1)              THREE MONTHS      THREE MONTHS     THREE MONTHS
     RADIO SEGMENT                               THREE MONTHS ENDED              ENDED              ENDED            ENDED
                                                     MARCH 31,                  JUNE 30,        SEPTEMBER 30,     DECEMBER 31,
                                               2004             2003              2003              2003             2003
                                             --------         --------        -------------     -------------    -------------
Pro forma operating income as reported       $  7,020         $  5,566        $       9,794     $       9,573    $       9,626
    Corporate general and administrative           --               --                   --                --               --
    Depreciation                                1,220            1,318                1,275             1,199            1,115
    Amortization                                   38              103                  132               136              125
                                             --------         --------        -------------     -------------    -------------
Pro forma station operating income           $  8,278         $  6,987        $      11,201     $      10,908    $      10,866
                                             ========         ========        =============     =============    =============


                                                                                PRO FORMA (1)      PRO FORMA (1)    PRO FORMA (1)
                                                     PRO FORMA (1)              THREE MONTHS       THREE MONTHS     THREE MONTHS
     TELEVISION SEGMENT                            THREE MONTHS ENDED              ENDED               ENDED            ENDED
                                                       MARCH 31,                  JUNE 30,         SEPTEMBER 30,     DECEMBER 31,
                                                  2004             2003             2003               2003             2003
                                                --------         --------        -------------     -------------    -------------
Pro forma operating income (loss) as reported   $    118         $    (60)       $         304     $         389    $         430
    Corporate general and administrative              --               --                   --                --               --
    Depreciation                                     411              388                  388               349              435
    Amortization                                       4                4                    3                 4                3
                                                --------         --------        -------------     -------------    -------------
Pro forma station operating income              $    533         $    332        $         695     $         742    $         868
                                                ========         ========        =============     =============    =============



(1) Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

                            SAGA COMMUNICATIONS, INC.
                  SELECTED FINANCIAL DATA NON-GAAP DISCLOSURES
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2004 AND 2003
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


RECONCILIATION OF SAME STATION STATION OPERATING INCOME TO GAAP OPERATING INCOME
(LOSS)


                                                  ADJUSTMENT                                         ADJUSTMENT
                                AS-REPORTED   FOR ACQUISITIONS    SAME STATION     AS-REPORTED    FOR ACQUISITIONS    SAME STATION
                               THREE MONTHS   AND DISPOSITIONS    THREE MONTHS    THREE MONTHS    AND DISPOSITIONS    THREE MONTHS
CONSOLIDATED                      ENDED        NOT INCLUDED IN       ENDED            ENDED        NOT INCLUDED IN      ENDED
                                MARCH 31,     ENTIRE COMPARABLE   MARCH 31,         MARCH 31,     ENTIRE COMPARABLE    MARCH 31,
                                  2004             PERIOD             2004            2003             PERIOD            2003
                               ------------   -----------------   ------------    ------------    -----------------   ------------
Net operating revenue          $     29,173   $            (940)  $     28,233    $     26,141    $              (9)  $     26,132
Station operating expense            20,518                (783)        19,735          18,813                   (3)        18,810
                               ------------   -----------------   ------------    ------------    -----------------   ------------
Station operating income (2)
 administrative                       8,655                (157)         8,498           7,328                   (6)         7,322
Corporate general and                 1,683                  --          1,683           1,245                   --          1,245
Depreciation                          1,674                 (65)         1,609           1,719                    0          1,719
Amortization                             42                   0             42              90                   --             90
                               ------------   -----------------    -----------    ------------    -----------------   ------------
Operating income (loss)        $      5,256   $             (92)   $     5,164    $      4,274    $              (6)  $      4,268
                               ============   =================    ===========    ============    =================   ============




                                                   ADJUSTMENT                                         ADJUSTMENT
                                 AS-REPORTED   FOR ACQUISITIONS    SAME STATION     AS-REPORTED    FOR ACQUISITIONS    SAME STATION
                                THREE MONTHS   AND DISPOSITIONS    THREE MONTHS    THREE MONTHS    AND DISPOSITIONS    THREE MONTHS
RADIO SEGMENT                      ENDED        NOT INCLUDED IN       ENDED            ENDED        NOT INCLUDED IN      ENDED
                                 MARCH 31,     ENTIRE COMPARABLE   MARCH 31,         MARCH 31,     ENTIRE COMPARABLE    MARCH 31,
                                   2004             PERIOD             2004            2003             PERIOD            2003
                                ------------   -----------------   ------------    ------------    -----------------   ------------
Net operating revenue           $     26,019   $            (762)  $     25,257    $     23,525    $              (9)  $     23,516
Station operating expense             17,897                (603)        17,294          16,529                   (3)        16,526
                                ------------   -----------------    -----------    ------------    -----------------   ------------
Station operating income (2)           8,122                (159)         7,963           6,996                   (6)         6,990
Corporate general and
 administrative                           --                  --             --              --                   --             --
Depreciation                           1,214                 (65)         1,149           1,281                    0          1,281
Amortization                              38                   0             38              86                   --             86
                                ------------   -----------------    -----------    ------------    -----------------   ------------
Operating income (loss)         $      6,870   $             (94)   $     6,776    $      5,629    $              (6)  $      5,623
                                ============   =================    ===========    ============    =================   ============








                                                   ADJUSTMENT                                         ADJUSTMENT
                                 AS-REPORTED   FOR ACQUISITIONS    SAME STATION     AS-REPORTED    FOR ACQUISITIONS    SAME STATION
                                THREE MONTHS   AND DISPOSITIONS    THREE MONTHS    THREE MONTHS    AND DISPOSITIONS    THREE MONTHS
TELEVISION SEGMENT                 ENDED        NOT INCLUDED IN       ENDED            ENDED        NOT INCLUDED IN      ENDED
                                 MARCH 31,     ENTIRE COMPARABLE   MARCH 31,         MARCH 31,     ENTIRE COMPARABLE    MARCH 31,
                                   2004             PERIOD             2004            2003             PERIOD            2003
                                ------------   -----------------   ------------    ------------    -----------------   ------------
Net operating revenue           $      3,154   $            (178)  $      2,976    $      2,616    $               0   $      2,616
Station operating expense              2,621                (180)         2,441           2,284                    0          2,284
                                ------------   -----------------   ------------    ------------    -----------------   ------------
Station operating income (2)             533                   2            535             332                   --            332
Corporate general and
 administrative                           --                  --             --              --                   --             --
Depreciation                             411                  --            411             388                   --            388
Amortization                               4                  --              4               4                   --              4
                                ------------   -----------------    -----------    ------------    -----------------   ------------
Operating income (loss)         $        118   $               2    $       120    $        (60)   $               0   $        (60)
                                ============   =================    ===========    ============    =================   ============


(2) Excludes depreciation, amortization, corporate general and administrative.